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                                PPL CORPORATION
                      PPL ELECTRIC UTILITIES CORPORATION.

                              1999 ANNUAL REPORT
                   TO THE SECURITIES AND EXCHANGE COMMISSION
                                 ON FORM 10-K

                               POWER OF ATTORNEY
                               -----------------

         The undersigned directors of PPL Corporation and PPL Electric Utilities Corporation, both Pennsylvania corporations, which are to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, their 1999 Annual Report on Form 10-K, do hereby appoint William F. Hecht, John R. Biggar and Robert J. Grey their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for them and in their names said Form 10-K Report and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter said Form 10-K Report, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capacities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.
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         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 25th day of February, 2000.


By: /s/ Frederick M. Bernthal      L.S.   By: /s/ Stuart Heydt              L.S.
    -------------------------------           ------------------------------
        Frederick M. Bernthal                     Stuart Heydt


By: /s/ E. Allen Deaver            L.S.   By: /s/ Frank A. Long             L.S.
    -------------------------------           ------------------------------
        E. Allen Deaver                           Frank A. Long


By: /s/ William J. Flood           L.S.   By:  /s/ Norman Robertson         L.S.
    -------------------------------           ------------------------------
        William J. Flood                           Norman Robertson


By: /s/ Elmer D. Gates             L.S.   By: /s/ Marilyn Ware              L.S.
    -------------------------------           ------------------------------
        Elmer D. Gates                            Marilyn Ware


By: /s/ William F. Hecht           L.S.
    -------------------------------
        William F. Hecht